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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 30, 1997

                        --------------------------------


                                STAR BUFFET, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                  000-23099                    84-14307896
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(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)

               440 Lawndale Drive, Salt Lake City, Utah 84115-2917
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (801) 463-5500

                          -----------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS

        (a) Financial Statements of Business Acquired. The following financial statements of the JJ North's Grand Buffet Restaurants (the "North Restaurants") operated by Star Buffet, Inc. (the "Company") are incorporated by reference herein from pages F-21 through F-30 of the Company's Prospectus, dated September 24, 1997 (the "Prospectus"), a copy of which was filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on September 25, 1997.

Independent Auditors' Report.........................................................
Balance Sheets as of June 30, 1996 and 1997..........................................
Statements of Operations and Division's Deficit for Each of the Years in the
  Three-year Period Ended June 30, 1997..............................................
Statements of Cash Flows for Each of the Years in the Three-year Period Ended
  June 30, 1997......................................................................
Notes to Financial Statements .......................................................

        (b) Pro Forma Financial Information. The pro forma financial information relative to the North Restaurants is incorporated by reference herein from pages 19 through 23 of the Prospectus, a copy of which was filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on September 25, 1997.


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        (c)  Exhibits.

Exhibit
Number
------
  99.2   Financial Statements of North's Restaurants listed in Item 7(a) above.

  99.3   Selected Pro Forma Financial Data described in Item 7(b) above.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               STAR BUFFET, INC.

Date:  December 12, 1997                       By:   /s/ THEODORE ABAJIAN
                                                  ------------------------------
                                                     Theodore Abajian
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

        The following exhibits are attached hereto and incorporated herein by reference:

Exhibit                                                                         Sequentially
Number          Description                                                     Numbered Page
------          -----------                                                     -------------
  99.2 Financial Statements of North's Restaurants listed in Item 7(a) above.

  99.3  Selected Pro Forma Financial Data described in Item 7(b) above.